Exhibit  10.1

     STOCK  ACQUISITION  AGREEMENT

This Stock Acquisition Agreement (hereinafter the "Agreement") is entered into effective as of February 28, 2006 and supersedes any and all other agreements whether in writing or orally communicated, by and among Xtreme Companies, Inc., a Nevada corporation (hereinafter "Xtreme"); Marine Holdings, Inc. D/B/A Challenger Offshore, a Missouri corporation (hereinafter "Marine"), and Ronald DiBartolo and Gailynn DiBartolo, the owners of all of the outstanding shares of common stock of Marine Holdings, Inc. (hereinafter the "Shareholders of Marine").

WHEREAS, the Shareholders of Marine own all of the issued and outstanding common stock of Marine (the "Marine Common Stock");

WHEREAS, Xtreme desires to purchase all of the outstanding shares of Marine, free and clear of all debts and encumbrances of Marine owed to Sun Security Bank and to Shareholders, and

WHEREAS, Xtreme desires to purchase the real estate owned by shareholders at 300 Westlink Drive in Washington, MO where Marine currently conducts its business, free and clear of all loans and encumbrances by purchasing said property for the total amount of Two million one hundred twelve thousand two hundred ninety-five dollars. ($2,112,310)

WHEREAS, Xtreme desires to acquire the Marine Common Stock solely in exchange for "Liability Relief" equal to two million one hundred sixty one thousand one hundred thirty nine dollars ($2,161,139), as of February 15, 2005, and to be adjusted accordingly as of closing date for accrued interest and changes to trade payables, making Marine a wholly-owned subsidiary of Xtreme. Liability Relief shall be defined as the assumption of all Marine liabilities and the release of Shareholders of Marine from the Liabilities listed in Exhibit "B" pursuant to Section 3 of this Agreement.

WHEREAS, Ronald DiBartolo and Gailynn DiBartolo, also known as Shareholders of Marine hereby agree to transfer all their shares, right and title to Marine Holdings, Inc. and the real estate at 300 Westlink Drive, Washington, MO to Xtreme under the following terms and conditions.

NOW THEREFORE, for the mutual consideration set out herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:



1.  Acquisition

It is hereby agreed that the Marine Common Stock shall be acquired by Xtreme in exchange solely for Liability Relief equal in value to $2,161,139 as of February 15, 2005 to be adjusted accordingly as of closing date for accrued interest and changes to trade payables, as set forth on Exhibit B, attached hereto.

1.1 Assets transferred. Marine hereby agrees that Property included in the sale shall include but not be limited to the following items:

          (a) property including, but not limited to, boat plugs, hull and deck molds, liners and small parts molds owned by Marine Holdings as further described on Exhibit A;

          (b) all chattel paper of any kind or nature whatsoever, including, without limitation, all leases, rental agreements, installment sale agreements, conditional sale agreements and other chattel paper relating to or arising out of the sale, rental, lease or other disposition of any items owned by Marine;

          (c) all general intangibles of any kind or nature whatsoever, including, without limitation, all payment intangibles, all patents (including patent number RE36,879 dated September 26, 2000), trademarks associated with the "Challenger Offshore" name and any other trademarks owned by Marine Holdings, copyrights and other intellectual property, and all applications for, registrations of and licenses of the foregoing, all computer software, product specifications, trade secrets, licenses, trade names, service marks, goodwill, tax refunds, rights to tax refunds, franchises, rights related to prepaid expenses, rights under executory contracts, causes of action, all rights under partnership, joint venture, co-ownership, management and/or similar agreements and/or arrangements;

          (d) all tools, dies, jigs and other tangible personal property and all accessories and parts relating thereto;

     (e)     all  commercial  tort  claims;

     (f)     all  letters  of  credit  rights;

          (g) all books, records, computer records, computer disks, ledger cards, programs and other computer materials, customer and supplier lists, invoices, orders and other property and general intangibles at any time evidencing or relating to any of the Collateral;

          (h) all accessions to any of the property described above and all substitutions, renewals, improvements and replacements of thereto;

          (i) the building and surrounding property located at 300 Westlink Drive, Washington, Missouri 63090;

(j) all proceeds, including, without limitation, proceeds which constitute property of the types described above and any rents and profits of any of the foregoing items, whether cash or noncash, immediate or remote, including, without limitation, all income, accounts, contract rights, general intangibles, payment intangibles, chattel paper, notes, drafts, acceptances, instruments and other rights to the payment of money arising out of the sale, rental, lease, exchange or other disposition of any of the foregoing items; and

(k)     Any  other  property  not  listed  in  Exhibit  G

1.2 Assets excluded. The assets listed in Exhibit G are not the property of Marine and to prevent any dispute in the future as to ownership, the Company acknowledges that the assets listed in Exhibit G are the personal property of Shareholders and are not transferred to Xtreme and are expressly excluded from the property being transferred herein. The Shareholders agree to remove the assets listed in Exhibit G from the property being acquired prior to Closing within thirty days (30).

2.  Delivery  of  Shares

Xtreme and Shareholders of Marine agree that on the Closing Date or at the Closing as hereinafter defined, certificates representing all of the Marine Common Stock and written approval from all Marine lien holders (the "Lien Holders") shall be delivered at Closing to Xtreme in exchange for documentation which provides proof of Liability Relief as described herein.

Each Marine Shareholder shall execute this Agreement and a written consent to the exchange of their Marine Common Stock for the proof of Liability Relief described herein.

3.  Pre-Closing  Events

The  Closing  is  subject  to  the  completion  of  the  following:

Marine and its undersigned shareholder represent and warrant that to their best information and belief, there are no known material assets or liabilities, contingent or fixed arising out of the period of time prior to the closing date other than those disclosed on Exhibits "B" and "D" attached hereto.

4.  Exchange  of  Securities

As  of  the  Closing  Date  each  of  the  following  shall  occur:

All outstanding shares of Marine Common Stock shall be deemed, after Closing, to be owned by Xtreme. The holders of such certificates previously evidencing shares of Marine Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights or liabilities with respect to such shares of Marine Common Stock.

Any shares of Marine Common Stock held in the treasury of Marine immediately prior to the Closing Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

5.  Other  Events  Occurring  at  Closing

Intentionally  left  blank.

6.  Delivery  of  Shares

On the Closing Date, Marine will cause the Shareholders of Marine to surrender certificates for cancellation representing their shares of Marine Common Stock, upon written evidence of proof of Liability Relief.

7.  Representations  of  Private  Corporation  Shareholders

Each Marine Shareholder hereby represents and warrants each only as to its own Marine Common Stock, effective this date and the Closing Date as follows:
Except as may be noted in Exhibit "C", the Marine Common Stock is free from claims, liens, or other encumbrances, and at the Closing Date said Marine Shareholder will have good title and the unqualified right to transfer and dispose of such Marine Common Stock,

Said Marine Shareholder is the sole owner of the issued and outstanding Marine Common Stock as set forth in Exhibit "C";

8.  Representations  of  Marine

Marine hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date: Except as noted on Exhibit "C", the Shareholders of Marine listed on the attached Exhibit "C" are the sole owners of record and beneficially of the issued and outstanding common stock of Marine.

Marine has no outstanding or authorized capital stock, warrants, options or convertible securities other than as described in the Marine Financial Statements or on Exhibit "E", attached hereto.

The compiled financial statements for the period ended December 31, 2004, which have been (or will be prior dissemination of an Information Statement by Xtreme) delivered to Xtreme (hereinafter referred to as the "Marine Financial Statements") are complete and accurate and fairly present the financial condition of Marine as of the dates thereof and the results of its operations for the periods covered. There are no material liabilities or obligations known to Marine, either fixed or contingent, not disclosed in the Marine Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of Marine as reflected in the Marine Financial Statements. Marine has good title to all assets shown on the Marine Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth herein and liens and encumbrances of record. The Marine Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Marine as of the dates thereof and the results of its operations and changes in financial position for the periods then ended.

Since the date of the Marine Financial Statements for the period ending December 31, 2004, the Shareholders have no knowledge of any material adverse changes in the financial position of Marine except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of Marine.

The Shareholders will cooperate with the accountants and auditors of Xtreme in completing all necessary audits and records.

The Shareholders of Marine represents that it is currently a party to the following litigation and acknowledge that any award payable in any of the following lawsuits shall be the sole responsibility of the Shareholders:

a. Omni Erection v. Challenger Offshore, Cause no. 04E1-AC00918, now pending in Franklin County, Missouri. This action has been settled under terms in which Shareholders shall pay to Plaintiffs in that action $10,000 in exchange for a full and final release of Marine Holdings, Inc.
b. Nick Gooodrich v. Marine Holdings, Cause no. 04CV-125184. This action has been settled according to the terms of a settlement agreement, and the Shareholders agree to be solely responsible for the payment of $91,000 as described under the terms described in that agreement. If requested by the Shareholders prior to March 7, 2006, Xtreme agrees to build a standard DDC 33 Open Bow for a cost to Shareholder of $92,000 with a June 1, 2006 delivery date.
c. Larry Dawson v. Marine Holdings, Inc., Cause no. 02CV-331080. This action has been settled and shareholders will be paying the settlement amount of $3,500 and obtaining a full release of Marine Holdings, Inc.
d. Kenneth Barton; This is a worker's compensation claim, injury no. 03-138649. Any award payable in this action shall be the sole responsibility of Shareholders.

Marine has no knowledge of any other pending litigation or, to its best information and belief, any governmental investigation or proceeding, not reflected in the Marine Financial Statements, and to its best knowledge, no litigation, claims, assessments or any governmental proceedings are threatened against Marine.

Marine is in good standing in its jurisdiction of incorporation, and is in good standing and duly qualified, to do business in each jurisdiction where required to be so qualified except where the failure to so qualify would have no material negative impact on Marine.

Marine has (or, by the Closing Date, will have) filed all material tax, governmental and/or related forms and reports (or extensions thereof) due through December 31, 2004 or required to be filed through December 31, 2004 and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due through December 31, 2004. Xtreme will be responsible for preparation of all tax documents and the payment of taxes, if any, for the calendar year 2005. Xtreme will make available all of the books and records related to the operation of Marine prior to the date of closing to the Shareholders in reasonable times in the future at the offices of Xtreme.

Marine has not materially breached any material agreement to which it is a party. Marine has previously given Xtreme copies or access thereto of all material contracts, commitments and/or agreements to which Marine is a party including all relationships or dealings with related parties or affiliates.

Marine has made all material corporate financial records, minute books, and other corporate documents and records requested for review to present to management of Xtreme prior to the Closing Date, during reasonable business hours and on reasonable notice, with the exception of:

a. all corporate tax returns for years prior to 2004 and financial statements relating to same years,
b.     real  estate  tax  returns  for  prior  years,
c.     all  Marine  financial  records  prior  to  2004,
d. documentation relating to the purchase of Mariah molds (including proof of purchase and the dollar amount),
e.     titles  to  all  vehicles  and  MSO's or titles to Marine owned trailers,
f.     patent  paperwork;  and
g.     original  signed  Schoell  Marine  royalty  agreement.

Shareholders agree to provide the documentation that is in their possession listed above in subsections a through g and any other corporate documents related to Marine Holdings, Inc. that is in their possession by March 10,, 2006 at 5 pm. On March 11, 2006, the Shareholders agree that they will pay Xtreme a penalty of $1,000 per calendar day for each day Shareholders have not provided all of the documentation that is in their possession listed above. Payment of the $1,000 will be due daily. If Shareholders do not pay the penalty as due, interest of eighteen percent (18%) compounded daily will accrue and Shareholders agree that they will be responsible for all costs of Xtreme necessary to collect any outstanding penalty including costs of counsel and court costs. No action by Xtreme will be deemed a waiver of this penalty provision.

The execution of this Agreement does not materially violate or breach any material agreement or contract to which Marine is a party and has been duly authorized by all appropriate and necessary corporate action under the law of the State of Missouri or other applicable law and Marine, to the extent required, has obtained all necessary approvals or consents required by any agreement to which Marine is a party.

Marine will assign or transfer any and all contract rights, including licensing rights, to Xtreme. The execution of this agreement will not terminate or cause a default in any material contract or license to which Marine is a party. The Shareholders will cooperate with Xtreme in the assignment or transfer of Marine's rights to Xtreme under any contract or license.

All disclosure information regarding Marine, which has been provided by Shareholders or otherwise delivered to Xtreme by Marine, for use in connection with the transaction (the "Acquisition") described herein to the best of the Shareholder's knowledge is true, complete and accurate in all material respects.

9.  Representations  of  Xtreme

Xtreme, to the best of its knowledge, hereby represents and warrants as follows, each of which representations and warranties shall continue to be true as of the Closing Date.

Xtreme has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the board of directors of Xtreme. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Xtreme is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to Xtreme or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or by-laws of Xtreme.

10.  Closing

The "Closing Date" of the transactions described herein (the "Acquisition"), shall be on or about February 28, 2006.

11.  Conditions  Precedent  to  Obligations  of  Marine.

All obligations of Marine under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

The representations and warranties by or on behalf of Xtreme contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

Xtreme shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

On or before the Closing, the board of directors, shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

On or before the Closing Date, Xtreme shall have delivered to Marine certified copies of resolutions of the board of directors authorizing all of the necessary and proper action to enable Xtreme to comply with the terms of this Agreement and all matters outlined herein.

The  Acquisition  shall  be  permitted  by  applicable  law.

At the Closing, all instruments and documents delivered to Marine and Shareholders of Marine pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Marine.

Marine and Shareholders of Marine shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

Marine shall have received all necessary and required approvals and consents from required parties, its shareholders and the Lien Holders.

At the Closing, Xtreme shall have delivered to Marine an opinion of its counsel dated as of the Closing to the effect that:

Xtreme is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

This Agreement has been duly authorized, executed and delivered by Xtreme and is a valid and binding obligation of Xtreme enforceable in accordance with its terms;

Xtreme through its board of directors and shareholders has taken all corporate action necessary for performance under this Agreement;

The documents executed and delivered by Xtreme to Marine and Shareholders of Marine hereunder are valid and binding in accordance with their terms.

Xtreme has the corporate power to execute, deliver and perform under this Agreement;

Legal counsel of Xtreme is not aware of any liabilities, claims or lawsuits involving Xtreme except those disclosed herein.

12.  Conditions  Precedent  to  Obligations  of  Xtreme

All obligations of Xtreme under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

The representations and warranties by Marine and Shareholders of Marine contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

Marine shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing;

Marine  shall  deliver  an  opinion  of  its  legal  counsel to the effect that:

Marine is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material adverse impact on Marine;

This  Agreement  has  been  duly  authorized,  executed and delivered by Marine.

The documents executed and delivered by Marine and Shareholders of Marine to Xtreme hereunder are valid and binding in accordance with their terms and vest in Xtreme all right, title and interest in and to the Marine Common Stock, which stock is duly and validly issued, fully-paid and non-assessable.

Marine  shall  deliver  a  written  approval  of  the  Acquisition from the Lien
Holders.

13.  Indemnification

Marine and Shareholders of Marine hereby agree to indemnify, hold harmless, assume, pay and/or reimburse Xtreme, its officers, directors, shareholders, employees, agents, successors, and assignees, for any and all liabilities, damages, claims, suits, judgments, costs, and expenses (including reasonable attorney's fees and court costs) directly or indirectly incurred by Xtreme as a result of any misrepresentation or omission made by Marine or the Shareholders of Marine pursuant to this Agreement.

Xtreme hereby agrees to indemnify, hold harmless, assume, pay and/or reimburse Marine, its officers, directors, shareholders, employees, agents, successors, and assignees, for any and all liabilities, damages, claims, suits, judgments, costs, and expenses (including reasonable attorney's fees and court costs) directly or indirectly incurred by Marine as a result of Xtreme's or the Shareholders of Xtreme's gross negligence, or resulting from any misrepresentation or omission made by Xtreme or the Shareholders of Xtreme pursuant to this Agreement.

14.  Nature  and  Survival  of  Representations

All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one (1) year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

15.  Documents  at  Closing

At  the  Closing,  the  following  documents  shall  be  delivered:

15.1  Marine's  Deliveries

Marine  will  deliver,  or  will cause to be delivered, to Xtreme the following:

A certificate executed by the President and Secretary of Marine to the effect that all representations and warranties made by Marine under this Agreement are true and correct as of the Closing, the same as though originally given to Xtreme on said date;

A certificate from the jurisdiction of incorporation of Marine dated on or about the Closing to the effect that Marine is in good standing under the laws of said jurisdiction;

Such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

Certified copies of resolutions adopted by the shareholders and directors of Marine authorizing this transaction;

The  legal  opinion  required  by  Section  12  hereof;  and

All other items, the delivery of which is a condition precedent to the obligations of Xtreme as set forth herein.

A  written  approval  of  the  Acquisition  from  the  Lien  Holders.

15.2  Xtreme's  Deliveries

A certificate of the President of Xtreme, to the effect that all representations and warranties of Xtreme made under this Agreement are true and correct as of the Closing;

Certified copies of resolutions adopted by Xtreme's board of directors authorizing the Acquisition and all related matters described herein;

Opinion  of  Xtreme's  counsel  as  described  in  Section  11  above;

Such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

All other items, the delivery of which is a condition precedent to the obligations of Marine, as set forth in Section 12 hereof.



16.  Finder's  Fees

Marine has previously informed Xtreme that it entered into an agreement to provide a finder's fee to Mark Sage and/or the CMA Group, LLC in connection with Xtreme's purchase of Marine. Xtreme agrees to indemnify and hold Marine and/or shareholders harmless and pay on their behalf any and all costs and expenses, including reasonable attorneys fees as they are incurred in this matter and any ultimate court judgment that is rendered to Mark Sage.



17.  Miscellaneous

17.1  Further  Assurances

At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

17.2  Waiver

Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

17.3  Amendment

This Agreement may be amended only in writing as agreed to by all parties hereto.

17.4  Notices

All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

17.5  Headings

The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

17.6  Counterparts

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


17.7  Governing  Law

This Agreement shall be construed and enforced in accordance with the laws of the State of Missouri.

17.8  Binding  Effect

This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

17.9  Entire  Agreement

This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

17.10  Severability

If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.



*****  THE  REST  OF  THIS  PAGE  HAS  BEEN  INTENTIONALLY  LEFT  BLANK  *****

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

XTREME  COMPANIES,  INC.


By:  /s/  Kevin  Ryan
     -----------------
Name:  Kevin  Ryan
Title:  President  and  CEO


RONALD  DIBARTOLO,  INDIVIDUALLY


By:    /s/  Ronald  DiBartolo
       ----------------------
Name:  Ronald  DiBartolo
Title:  Marine  Holdings,  Shareholder


GAILYNN  DIBARTOLO,  INDIVIDUALLY


By:     /s/  Gailynn  DiBartolo
        -----------------------
Name:  Gailynn  DiBartolo
Title:  Marine  Holdings,  Shareholder

MARINE  HOLDINGS,  INC.


By:      /s/  Ronald  DiBartolo
         ----------------------
Name:  Ronald  DiBartolo
Title:  President


                                    EXHIBITS
                                    --------

EXHIBIT  A     LIST  OF  BOAT PLUGS, HULL AND DECK MOLDS, LINERS AND SMALL PARTS
               MOLDS  OWNED  BY  MARINE  HOLDINGS,  INC.
EXHIBIT  B     LIABILITIES  ASSUMED  AS  PART  OF  THE  TRANSACTION
EXHIBIT  C     SHAREHOLDERS  OF  MARINE
EXHIBIT  D     FINANCIALS  OF  MARINE
EXHIBIT  E     CAPITALIZATION  OF  MARINE
EXHIBIT  F     INTENTIONALLY  LEFT  BLANK
EXHIBIT  G     LIST OF ASSETS AND EQUIPMENT RELATED TO CAT MOLDS OWNED PRIVATELY
               BY  SHAREHOLDERS




EXHIBIT B - MARINE HOLDINGS, INC.

VENDOR . . . . . . . . . . . . . . .  INVOICE #   DUE DATE                 TOTAL DUE
ADVERTISING
------------------------------------

Benne Publishing                                     7/31/03 thru 6/30/04  $    6,440.00
SWBYP St. Louis 51000                                                      $    1,420.27

LEGAL

Herzog/Crebs  (S. Yost). . . . . . .       72782               11/15/2004  $      495.04

GENERAL VENDORS

Nance Marine Repair (KY-42' repairs)        1856                8/22/2004  $    1,337.13
Plasteak . . . . . . . . . . . . . .     2012267                5/16/2004  $      713.57
Reliable Workforce . . . . . . . . .       16612                8/28/2003  $      445.44

TOTAL                                                                      $   10,851.45



LIMBO FILE
Accuform . . . . . . . . . . . . . .       20654               10/25/2003  $      214.82
------------------------------------  ----------  -----------------------  -------------
                                           20822               11/24/2003  $      153.31
Dustin Grey. . . . . . . . . . . . .  Various                              $    3,124.24
ECCI . . . . . . . . . . . . . . . .        8126                           $       89.00
Morris & Klippel . . . . . . . . . .       11758                           $    1,622.50
Roberts, Dave                                                              $       78.00
Spartek. . . . . . . . . . . . . . .  0120370-IN                           $      247.62
St. Louis Testing. . . . . . . . . .       38590                 7/3/2003  $      375.00

TOTAL                                                                      $    5,904.49



LOANS & CREDIT CARDS
Inventory Systems/Shipman                                                  $   50,000.00
------------------------------------                                       -------------
Bank Star of Leadbelt                             estimated amount         $   28,250.78

Sun Security - 300 Westlink Drive. .  1951658660  approx amount            $1,670,995.02
Sun Security - Molds . . . . . . . .  1951658661  approx amount            $  630,141.18
Sun Security - Ranch . . . . . . . .  1951658663  approx amount            $  413,064.66
Sun Security - Credit Line Wrap-up .  1951658662  approx amount            $  247,228.16

WIP Loans with Sun Security
1951658671 . . . . . . . . . . . . .         111  approx amount            $   87,632.00
1951658677 . . . . . . . . . . . . .         118  approx amount            $   52,574.00
1951658679 . . . . . . . . . . . . .         120  approx amount            $   52,574.00
1918556961 . . . . . . . . . . . . .         128  approx amount            $   65,009.00
1918556962 . . . . . . . . . . . . .         129  approx amount            $   63,055.00
1918556964 . . . . . . . . . . . . .         131  approx amount            $   50,661.00
1918556965 . . . . . . . . . . . . .         132  approx amount            $   54,525.25
1918556966 . . . . . . . . . . . . .         133  approx amount            $   57,371.00
1918556967 . . . . . . . . . . . . .         134  approx amount            $    9,273.00
1918556968 . . . . . . . . . . . . .         135  approx amount            $   24,403.00
1918556969 . . . . . . . . . . . . .         136  approx amount            $    9,273.00
1918556970 . . . . . . . . . . . . .      138-MM  approx amount            $   41,688.00
1918556971 . . . . . . . . . . . . .      139-NN  approx amount            $  101,002.00
1918556972 . . . . . . . . . . . . .      140-00  approx amount            $   61,000.00
1918556973 . . . . . . . . . . . . .      141-PP  approx amount            $  101,002.00
1918556974 . . . . . . . . . . . . .      142-QQ  approx amount            $   50,997.00
1918556975 . . . . . . . . . . . . .      143-RR  approx amount            $   60,000.00
1918556977 . . . . . . . . . . . . .      145-TT  approx amount            $   62,176.00
1918556979 . . . . . . . . . . . . .      147-VV  approx amount            $   45,272.00
1918556981 . . . . . . . . . . . . .      149-XX  approx amount            $   62,176.00
1918556982 . . . . . . . . . . . . .      150-YY  approx amount            $   28,211.00

Bank of America Payable - 0701                    balance after Feb pymt   $    4,552.10
Bank of America Payable - 0719                    balance after Feb pymt   $    9,396.85
Bank of America Payable - 0735                    balance after Feb pymt   $    9,322.08
Chase Payable - 2477                              balance after Feb pymt   $    9,180.46
Citi Cards Payable - 9989                         balance after Feb pymt   $    6,888.90
Discover Payable - 5594                           balance after Feb pymt   $   10,378.41
MBNA Payable - 4346                               balance after Feb pymt   $    9,587.11
MBNA Payable - 9209                               balance after Feb pymt   $   17,833.36

TOTAL                                                                      $4,256,693.32



GRAND TOTAL                                                                $4,273,449.26



BREAK OUT                                         TOTAL
Vendor Debt                                       $             16,755.94
------------------------------------              -----------------------
Notes Payable                                     $             50,000.00
------------------------------------              -----------------------
WIP Financing                                     $          1,139,874.25
------------------------------------              -----------------------
Sun Security Debt                                 $            877,369.34
------------------------------------              -----------------------
Property: 300 Westlink                            $          2,112,310.46
------------------------------------              -----------------------
Credit Card Debt                                  $             77,139.27
------------------------------------              -----------------------
TOTAL                                             $          4,273,449.26
------------------------------------              -----------------------



                                    EXHIBIT C
        MARINE HOLDINGS, INC. SHAREHOLDERS APPROVING/DISAPPROVING MERGER

The following shareholders being all the shareholders of Marine have agreed to and accepted the Stock Acquisition Agreement between Marine Holdings, Inc. and Xtreme Companies, Inc.:


                    By:    /s/  Ronald  DiBartolo_
                           ----------------------

                    Name:  Ronald  DiBartolo

                    Date:  February  28,  2006
                           -------------------

                    By:    /s/  Gailynn  DiBartolo
                           -----------------------

                    Name:  Gailynn  DiBartolo

                    Date:  February  28,  2006
                           -------------------

EXHIBIT  D-CHALLENGER  FINANCIALS  FOR  THE  YEAR  ENDING  DECEMBER  31,  2005






            ORDINARY INCOME/EXPENSE
               INCOME
                                                                                   JAN - DEC 05
                                                                                   -------------

                          PARTS INCOME                                                  1,591.75
                          4100 - SALES INCOME - XTREME                              1,580,812.44
                          4150 - NON-XTREME BOAT SALES INCOME                        -292,982.28
                                                                                   --------------
               TOTAL INCOME                                                         1,289,421.91

               COST OF GOODS SOLD
                          FREIGHT OUT                                                   6,070.36
                          MATERIAL BURDEN
                            FREIGHT-IN COSTS                                           22,655.93
                                                                                   --------------
                          TOTAL MATERIAL BURDEN                                        22,655.93


                          5000 - COST OF GOODS SOLD - MATERIALS                     1,069,601.45
                          5010 - DIRECT MATERIALS - COGS                              631,113.23
                          5020 - ROYALTIES                                              5,016.00
                          5100 - DIRECT LABOR - COGS                                  746,713.41
                                                                                   --------------
               TOTAL COGS                                                           2,481,170.38
                                                                                   --------------

               GROSS PROFIT                                                        -1,191,748.47
                 EXPENSE

                          ADMINISTRATION
                                                   AMORTIZATION OF LOAN FEES            3,800.00
                                                   BANK SERVICE CHARGES                 8,289.39
                                                   BUS INSURANCE - AUTO                 3,988.71
                                                   BUS INSURANCE - FLOOD                1,174.86
                                                   BUS INSURANCE - GEN LIABILITY       41,307.06
                                                   BUS INSURANCE - WORKER'S COMP       22,388.28
                                                   BUSINESS LICENSE & FEES              1,191.47
                                                   DUES AND SUBSCRIPTIONS                 101.00
                                                   EMPLOYEE BENEFITS                    2,481.61
                                                   EMPLOYEE MEDICAL INSURANCE           2,621.91
                                                   EMPLOYEE TESTING SAFETY/MEDICAL      1,963.00
                                                   LICENSES AND PERMITS                  -143.00
                                                   MAINT & REPAIRS - OFFICE EQUIP       1,411.40
                                                   MISCELLANEOUS                        2,424.45
                                                   OFFICE FURNITURE                       684.91
                                                   OFFICE SUPPLIES                      7,295.83
                                                   OPER LEASE - OFFICE EQUIPMENT        2,088.49
                                                   PAYROLL MISCELLANEOUS                4,350.00
                                                   PAYROLL TAXES - FUTA                 3,788.60
                                                   PAYROLL TAXES - MEDICARE            14,411.00
                                                   PAYROLL TAXES - MO UNEMPLOYMENT     16,767.44
                                                   PAYROLL TAXES - SOCIAL SECURITY     61,619.52
                                                   PAYROLL TAXES FROM PAYCHEX               0.00
                                                   PENALTIES AND MISC LATE CHGS         1,563.43
                                                   PERSONAL PROP TAX - M&E            197,187.85
                                                   POSTAGE AND SHIPPING                 2,657.46
                                                   PROF SVCS - ACCOUNTING               7,110.00
                                                   PROF SVCS - ALARM SVC                  797.50
                                                   PROF SVCS - LEGAL                       96.25
                                                   PROF SVCS - OTHER                   10,138.76
                                                   PROF SVCS - PAYROLL                  1,519.24
                                                   REAL ESTATE TAX                     16,909.34
                                                   TELEPHONE & FAX                      5,587.50
                                                   TRAVEL - BUSINESS MEALS              1,472.98
                                                   TRAVEL - LODGING                       526.89
                                                   TRAVEL - PERSONAL CAR                  647.49
                                                   TRAVEL  - MEALS & ENTERTAINMENT        781.90
                                                   WAGES - CLERICAL                    23,359.39
                                                   WAGES - HRLY FROM PAYCHEX              189.57
                                                   WAGES - OT CLERICAL                    162.00
                                                   WAGES - SALARY FROM PAYCHEX              0.00
                                                                                   --------------
                          TOTAL ADMINISTRATION                                        474,713.48

                          BUILDING OCCUPANCY
                                                   CLEANING SUPPLIES                      160.46
                                                   DEPRECIATION EXP - REAL ESTATE         847.00
                                                   JANITORIAL SERVICES                  1,248.00
                                                   LAWN MAINTENANCE                     4,362.47
                                                   MAINT & REPAIR - BUILDING            2,922.82
                                                   MAINT & REPAIR - M&E                 1,315.58
                                                   OUTSIDER SERVICES - OTHER            1,264.78
                                                   RENT EXPENSE TO R DIBARTOLO         66,000.00
                                                   SECURITY SERVICES                    1,282.00
                                                   UTILITIES - ELECTRIC                30,669.97
                                                   UTILITIES - TRASH                    4,761.60
                                                   UTILITIES - WATER/SEWER                436.44
                                                                                   --------------
                          TOTAL BUILDING OCCUPANCY                                    115,271.12

                          MANUFACTURING - LAMINATION
                                                   MAINT & REPAIR - M&E                 1,781.39
                                                   OPER LEASE - M&E                    11,063.43
                                                   SHOP SUPPLIES                        2,240.00
                                                   WAGES - DIRECT LABOR                     0.00
                                                   WAGES - OT LAMINATION                    0.00
                                                   WAGES - SUPERVISION                      0.00
                                                                                   --------------
                          TOTAL MANUFACTURING - LAMINATION                             15,084.82

                          MANUFACTURING - RIGGING
                                                   MAINT & REPAIR - M&E                   658.22
                                                   SHOP SUPPLIES                        1,161.52
                                                   TRAVEL - LODGING                       656.05
                                                   WAGES - DIRECT LABOR                     0.00
                                                   WAGES - OT RIGGING                       0.00
                                                   WAGES - SUPERVISION                      0.00
                                                                                   --------------
                          TOTAL MANUFACTURING - RIGGING                                 2,475.79

                          MANUFACTURING - TOUCHUP
                                                   EMPLOYEE MEDICAL INSURANCE           3,216.33
                                                   WAGES - DIRECT LABOR                     0.00
                                                   WAGES - OT TOUCH-UP                      0.00
                                                                                   --------------
                          TOTAL MANUFACTURING - TOUCHUP                                 3,216.33

                          MANUFACTURING - UPHOLSTERY
                                                   SALARY - UPHOLSTERY SPV                  0.00
                                                                                   --------------
                          TOTAL MANUFACTURING - UPHOLSTERY                                  0.00

                          MANUFACTURING OVERHEAD
                                                   DEPRECIATION EXP - M&E               7,100.00
                                                   DEPRECIATION EXP - MOLDS            76,529.32
                                                   EMPLOYEE MEDICAL INSURANCE          13,364.48
                                                   EQUIPMENT RENTAL                    15,090.77
                                                   FORKLIFT PROPANE                       400.05
                                                   M & R - EQUIPMENT                    9,493.55
                                                   M&E - LOW DOLLAR                     1,654.25
                                                   OPER LEASE - M&E                     1,493.07
                                                   OUTSIDE SERVICE - WATER COOLER          55.62
                                                   OUTSIDE SERVICES - JANITORIAL        3,542.00
                                                   OUTSIDE SERVICES - OTHER             9,960.68
                                                   SAFETY SUPPLIES                        305.61
                                                   SHOP SUPPLIES                       30,195.73
                                                   TRAVEL - AIRFARE                     2,766.20
                                                   TRAVEL - BUSINESS MEALS                958.36
                                                   TRAVEL - LODGING                     4,474.21
                                                   TRAVEL - MEALS & ENTERTAINMENT         254.05
                                                   TRAVEL - PERSONAL CAR                1,204.05
                                                   TRAVEL - RENTAL CAR                  1,187.01
                                                   VEHICLE GASOLINE                     4,697.13
                                                   VEHICLE REGISTRATION & LICENSE         190.23
                                                   VEHICLE REPAIRS & MAINTENANCE        1,006.35
                                                   WAGES - CARPENTER IND LBR            2,631.26
                                                   WAGES - DIRECT LABOR                     0.00
                                                   WAGES - INDIRECT LABOR              54,855.10
                                                   WAGES - OT MFG OVERHEAD              3,303.75
                                                   WAGES - SUPERVISION                 55,962.47
                                                   WARRANTY REPAIR EXPENSE                 50.00
                                                                                   --------------
                          TOTAL MANUFACTURING OVERHEAD                                302,725.30

                          PURCHASING
                                                   DUES & SUBSCRIPTIONS                    30.00
                                                   WAGES - BUYER                       10,491.50
                                                   WAGES - OT PURCHASING                1,675.89
                          TOTAL PURCHASING                                             12,197.39

                          R&D - RACING
                                                   EMPLOYEE MEDICAL INSURANCE             966.26
                                                   WAGES - RACING/R&D                   1,692.31
                                                                                   --------------
                          TOTAL R&D - RACING                                            2,658.57

                          SALES AND MARKETING
                                                   ADVERTISING EXPENSES                18,009.74
                                                   BOAT DESIGN                            473.87
                                                   BOAT TESTING & DEMOS                 3,709.43
                                                   CONFERENCES & SEMINARS                 769.71
                                                   CUSTOMER POLICY ADJUSTMENT          14,070.17
                                                   CUSTOMER WARRANTY EXPENSE            9,979.84
                                                   DUES & SUBSCRIPTIONS                 1,433.13
                                                   EMPLOYEE MEDICAL INSURANCE           3,672.04
                                                   EXECUTIVE LIFE INSURANCE             5,636.73
                                                   POSTAGE & SHIPPING                   1,676.32
                                                   PRINTING AND REPRODUCTION            1,578.62
                                                   TRAVEL - AIRFARE                     5,010.28
                                                   TRAVEL - BUSINESS MEALS              1,051.43
                                                   TRAVEL - LODGING                     2,444.40
                                                   TRAVEL - MEALS & ENTERTAINMENT       3,076.44
                                                   TRAVEL - PERSONAL CAR                1,603.79
                                                   TRAVEL - RENTAL CAR                  1,151.55
                                                   WAGES - SALESMAN & DESIGN          117,346.05
                                                   WEBSITE DEVELOPMENT/MAINT            5,574.50
                                                                                   --------------
                          TOTAL SALES AND MARKETING                                   198,268.04
                                                                                   --------------
                          6999 - UNCATEGORIZED EXPENSES                                     0.00

                 TOTAL EXPENSE                                                      1,126,610.84
                                                                                   --------------
            NET ORDINARY INCOME                                                    -2,318,359.31

            OTHER INCOME/EXPENSE
                 OTHER INCOME
                          7000 - OTHER INCOME                                             172.12
                                                                                   --------------
                 TOTAL OTHER INCOME                                                       172.12

                 OTHER EXPENSE
                 INTEREST EXPENSE - CREDIT CARDS                                       22,465.87
                 INTEREST EXPENSE - SUN SECURITY
                                                  INTEREST EXP - BLDG & LAND           61,723.27
                                                  INTEREST EXP - MOLD LOAN             43,923.08
                                                  INTEREST EXP - WIP LOANS             50,406.09
                                                  INTEREST EXP - WRAP UP LOAN          27,968.82
                                                                                   --------------
                 TOTAL INTEREST EXPENSE - SUN SECURITY                                184,021.26
                          6900 - INTEREST EXPENSE                                      27,853.42
                          8000 - OTHER EXPENSES                                             0.00
                                                                                   --------------
                 TOTAL OTHER EXPENSE                                                  234,340.55
                                                                                   --------------
                 NET OTHER INCOME                                                    -234,168.43
                                                                                   --------------
            NET INCOME                                                             -2,552,527.74
                                                                                   ==============




SHAREHOLDER . . .  ADDRESS            CITY, STATE, ZIP          SHARES
-----------------  -----------------  ------------------------  ------
Ronald DiBartolo
-----------------
Gailynn DiBartolo
-----------------
                   7476 Sungold Ave.  Corona, CA  92880
                   -----------------  ------------------------

                         40 Bretagne  Newport Coast, CA  92657
                   -----------------  ------------------------

                                      Total
                                      ------------------------

February _____, 2006